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                                                                   Exhibit 10.19

           AMENDMENT TO THE REVOLVING CREDIT AND TERM LOAN AGREEMENT

                               [FLEET LETTERHEAD]


                                             October 23, 2000



Nashua Corporation
11 Trafalgar Square
2nd Floor
Nashua, NH 03063

Rittenhouse Paper Company
250 South Northwest Highway
Parkridge, IL 60068

Rittenhouse, L.L.C.
11 Trafalgar Square
2nd Floor
Nashua, NH 03063

RE:  FINANCIAL COVENANTS VIOLATION WAIVER

Ladies and Gentlemen:

     Reference is hereby made to that certain Revolving Credit and Term Loan Agreement dated April 14, 2000 (the "Credit Agreement") by and among Nashua Corporation ("Nashua"), Rittenhouse, L.L.C. ("Rittenhouse"), Rittenhouse Paper Company ("RPC") (Nashua, Rittenhouse and RPC are referred to individually as a "Borrower" and collectively as the "Borrowers") and Fleet National Bank (successor by merger to Fleet Bank-NH) ("Fleet") as a Lender and as an Agent for itself and the other Lender, LaSalle Bank National Association ("LaSalle") and other lenders from time to time as a party thereto (collectively, the "Lenders"). Capitalized terms used herein which are not otherwise defined, shall have the meaning given to such terms in the Credit Agreement.

     The purpose of this correspondence is to set forth the terms and conditions of the Lenders' agreement to waive the Borrowers' violations of the Total Funded Debt to EBITDA Ratio and the Fixed Charge Coverage Ratio as set forth in Sections 8(b) and 8(c) in the Credit Agreement for the third quarter ending September 30, 2000. In consideration of the Lenders agreeing to waive the foregoing Total Funded Debt to EBITDA Ratio and the Fixed Charge Coverage Ratio violations for said third quarter, the Borrowers agree to pay a waiver fee in the amount of




A FleetBoston Financial Company

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October 23, 2000
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$87,500 upon execution of this Letter Agreement. Also, in consideration of said waivers, the Borrowers and the Lenders agree to amend the Credit Agreement as follows:

     1. Section 6.2(f) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

     "On or before every Wednesday of each week, the Borrowers shall deliver to the Lenders a weekly certificate in the form attached hereto as Exhibit C, certifying the amount of the Borrowing Base for the previous week ending on the previous Friday;"

     2. Section 6.2(k) of the Credit Agreement is hereby amended by adding the following at the end of said Section:

     "The Borrowers shall accord the Lenders and the Lenders' representatives with access from time to time (including periodic audits performed at the Lenders' reasonable discretion) as the Lenders and such representatives may require to all properties owned by or over which any Borrower has control, for purposes of auditing the Borrowers' books and records. The Borrowers shall pay the Lenders such fees and expenses as it customarily charges in connection with such audits during the term of this Credit Agreement. The Lenders and the Lenders' representatives shall have the right and the Borrowers will permit the Lenders and such representatives from time to time as the Lenders and such representatives may request, to examine, inspect, copy and make extracts from any and all of the Collateral, and any and all of the Borrowers' books, records, electronic stored data, papers and files, and to verify the Collateral or any portion thereof (such verification including, without limitation, through contract with account debtors)."

     3. Section 6.12 of the Credit Agreement is hereby amended by adding the following at the end of said Section:

     "At the Lenders' request, Rittenhouse agrees to transfer all collections in the lockbox account maintained by LaSalle to the Agent on a daily basis using electronic funds transfers."

     4. Section 7.7 of the Credit Agreement is hereby amended by deleting the phrase", and in excess of $10,000,000 in the aggregate in any one fiscal year thereafter" appearing in the first sentence thereof and replacing said phrase with", and, commencing January 1, 2001, in excess of $5,500,000 in the aggregate in any one fiscal year thereafter."

     This Letter Agreement shall constitute an amendment to the terms and conditions of the Loan Documents as well as the Credit Agreement. All references to the Loan Documents, shall


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October 23, 2000
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hereinafter refer to such documents as amended. The provisions of the Loan
Documents, as modified herein, shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

     The Borrowers shall execute and deliver such additional documents and do such other acts as the Lenders may reasonably require to implement the intent of this Letter Agreement fully. The Borrowers shall pay all costs and expenses, including but not limited to, attorneys' fees, incurred by the Lenders in connection with this Letter Agreement. To the extent not otherwise paid from the Revolving Credit Loan, the Agent, at its option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligations of the Borrowers, and all such funds advanced shall bear interest at the highest rate provided in any Notes. This Letter Agreement may be executed in several counterparts by the Borrowers and the Lenders, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement.

     If the foregoing is acceptable, please sign below to indicate your consent and agreement to the above.


                                        Very truly yours,

                                        FLEET NATIONAL BANK (successor by merger to FLEET BANK-NH), as Agent

/s/ Gregory J. Shaw                     By: /s/ John A. Hopper
-----------------------------              -------------------------------------
Witness                                         John A. Hopper, Its Duly
                                                Authorized Senior Vice President

      Agreed and consented to:

/s/ Linda J. Madden                     By: /s/ John L. Patenaude
-----------------------------              -------------------------------------
Witness                                         John L. Patenaude, Its Duly
                                                Authorized Vice President -
                                                Finance - CFO

                                        RITTENHOUSE PAPER COMPANY

/s/ Linda J. Madden                     By: /s/ John L. Patenaude
-----------------------------              -------------------------------------
Witness                                         John L. Patenaude, Its Duly
                                                Authorized Treasurer - V.P.

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October 23, 2000
Page 4


                                      RITTENHOUSE, L.L.C.

/s/ Linda J. Madden                   By: /s/ John L. Patenaude
-------------------------------           ------------------------------------
Witness                                   John L. Patenaude, Its Duly
                                          Authorized Vice President-Treasurer


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 25th day of October, 2000, by John A. Hopper, the duly authorized Senior Vice President, of FLEET NATIONAL BANK (successor by merger to Fleet-NH), a national bank organized under the laws of the United States, on behalf of the same.



                                      ----------------------------------------
                                      Justice of the Peace/Notary Public
                                      My Commission Expires: _________________
                                      Notary Seal


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 25th day of October, 2000, by John L. Patenaude, the duly authorized Vice President-Finance and CFO of NASHUA CORPORATION, a Delaware corporation, on behalf of the same.



                                      /s/ Suzanne L. Ansara
                                      ----------------------------------------
                                      Justice of the Peace/Notary Public
                                      My Commission Expires: _________________
                                      Notary Seal


                                                 SUZANNE L. ANSARA
                                                   NOTARY PUBLIC
                                               STATE OF NEW HAMPSHIRE
                                         My commission expires Jan. 20, 2004
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October 23, 2000
Page 5


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 25th day of October, 2000, by John L. Patenaude, the duly authorized Vice
President-Treasurer of RITTENHOUSE PAPER COMPANY, an Illinois corporation, on behalf of the same.


                                      /s/ Suzanne L. Ansara
                                      ----------------------------------------
                                      Justice of the Peace/Notary Public
                                      My Commission Expires: _________________
                                      Notary Seal


                                                 SUZANNE L. ANSARA
                                                   NOTARY PUBLIC
                                               STATE OF NEW HAMPSHIRE
                                         My commission expires Jan. 20, 2004

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 25th day of October, 2000, by John L. Patenaude, the duly authorized Vice
President-Treasurer of RITTENHOUSE, L.L.C., an Illinois limited liability company, on behalf of the same.



                                      /s/ Suzanne L. Ansara
                                      ----------------------------------------
                                      Justice of the Peace/Notary Public
                                      My Commission Expires: _________________
                                      Notary Seal


                                                 SUZANNE L. ANSARA
                                                   NOTARY PUBLIC
                                               STATE OF NEW HAMPSHIRE
                                         My commission expires Jan. 20, 2004
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October 23, 2000
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          LENDER COUNTERPART SIGNATURE PAGE TO LETTER AGREEMENT AMONG
     NASHUA CORPORATION, RITTENHOUSE PAPER COMPANY AND RITTENHOUSE, L.L.C.,
                 AS BORROWERS AND FLEET NATIONAL BANK, AS AGENT

    Agreed and Consented to:



                                      LASALLE BANK NATIONAL ASSOCIATION
                                      as Lender

[Illegible]                           By: /s/ Brian L. Sullivan
-------------------------------           ------------------------------------
Witness                                   Brian L. Sullivan, Its Duly
                                          Authorized Assistant Vice President


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 24th day of October, 2000, by Effie Dale Scott, the duly authorized Notary Public of LaSalle Bank National Association, a national banking association, on behalf of the same.


                                      /s/ Effie Dale Scott
                                      ----------------------------------------
                                      Justice of the Peace/Notary Public
                                      My Commission Expires: 03/24/03
                                      Notary Seal




                                                    OFFICIAL SEAL
                                                   EFFIE DALE SCOTT
                                            NOTARY PUBLIC, STATE OF ILLINOIS
                                            MY COMMISSION EXPIRES: 03/24/03


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October 23, 2000
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          LENDER COUNTERPART SIGNATURE PAGE TO LETTER AGREEMENT AMONG
     NASHUA CORPORATION, RITTENHOUSE PAPER COMPANY AND RITTENHOUSE, L.L.C.,
                 AS BORROWERS AND FLEET NATIONAL BANK, AS AGENT

    Agreed and Consented to:



                                      FLEET NATIONAL BANK (successor by merger to FLEET BANK-NH), as Lender

/s/ Gregory J. Shaw                   By: /s/ John A. Hopper
-------------------------------           ------------------------------------
Witness                                   John A. Hopper, Its Duly
                                          Authorized Senior Vice President


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this _____ day of October, 2000, by John A. Hopper, the duly authorized Senior Vice President of FLEET NATIONAL BANK (successor by merger to Fleet Bank-NH), a national bank organized under the laws of the United States, on behalf of the same.



                                      ----------------------------------------
                                      Justice of the Peace/Notary Public
                                      My Commission Expires: 03/24/03
                                      Notary Seal